CHANGE IN TERMS AGREEMENT

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$4,745,649.18	01-28-2008	10-28-2015	2684863	170 / 1472	164715	2064	

References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "***" has been omitted due to text length limitations.

Borrower: TUCSON SAINT MARY'S SUITE HOSPITALITY L.L.C.
1615 E. NORTHERN AVENUE, SUITE 102
PHOENIX, AZ 85020

Lender: HANMI BANK
VERMONT OFFICE
933 S. VERMONT AVE.
LOS ANGELES, CA 90006

Principal Amount: $4,745,649.18 **Date of Agreement: August 11, 2015**

DESCRIPTION OF EXISTING INDEBTEDNESS.
A LOAN EVIDENCED BY THAT CERTAIN PROMISSORY NOTE DATED JANUARY 28, 2008 IN THE ORIGINAL PRINCIPAL AMOUNT SIX MILLION FIFTY THOUSAND AND NO/100 DOLLARS ($6,050,000.00) AS AMENDED BY THOSE CERTAIN CHANGE IN TERMS AGREEMENTS DATED AS OF FEBRUARY 26, 2015 AND MAY 28, 2015 ("NOTE").

DESCRIPTION OF COLLATERAL.
A SECURITY INTEREST IN ASSETS OF GRANTOR, DESCRIBED IN THAT CERTAIN COMMERCIAL SECURITY AGREEMENT DATED JANUARY 28, 2008 EXECUTED BY GRANTOR IN FAVOR OF LENDER ("SECURITY AGREEMENT") TOGETHER WITH LIEN ON REAL PROPERTY LOCATED AT 475 NORTH GRANADA AVENUE, TUCSON, AZ 85701 AS EVIDENCED BY THAT CERTAIN DEED OF TRUST DATED JANUARY 28, 2008 AND RECORDED JANUARY 30, 2008 IN THE OFFICIAL RECORDS OF PIMA COUNTY, STATE OF ARIZONA AS INSTRUMENT NO. 20080200923.

DESCRIPTION OF CHANGE IN TERMS.
THE NOTE IS HEREBY MODIFIED AS FOLLOWS:

THE DATE ON WHICH ALL OUTSTANDING PRINCIPAL IS DUE AND PAYABLE (TOGETHER WITH ANY ACCRUED BUT UNPAID INTEREST THEREON) ("MATURITY DATE") IS HEREBY EXTENDED TO **OCTOBER 28, 2015** FROM JULY 28, 2015. NOTWITHSTANDING THE EXTENSION OF THE MATURITY DATE, BORROWER SHALL MAKE REGULAR MONTHLY PAYMENTS OF ALL ACCRUED UNPAID INTEREST DUE AS OF EACH PAYMENT DATE.

AS A CONDITION TO THE EXTENSION OF MATURITY DATE, AS SET FORTH ABOVE, BORROWER SHALL PAY TO LENDER AN EXTENSION FEE IN THE AMOUNT OF **$5,000.00**.

CONTINUING VALIDITY. Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect. Consent by Lender to this Agreement does not waive Lender's right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future change in terms. Nothing in this Agreement will constitute a satisfaction of the obligation(s). It is the intention of Lender to retain as liable parties all makers and endorsers of the original obligation(s), including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, will not be released by virtue of this Agreement. If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it. This waiver applies not only to any initial extension, modification or release, but also to all such subsequent actions.

ACKNOWLEDGMENT BY GUARANTOR. An exhibit, titled "ACKNOWLEDGMENT BY GUARANTOR," is attached to this Agreement and by this reference is made a part of this Agreement just as if all the provisions, terms and conditions of the Exhibit had been fully set forth in this Agreement.

PRIOR TO SIGNING THIS AGREEMENT, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS AGREEMENT. BORROWER AGREES TO THE TERMS OF THE AGREEMENT.

BORROWER:

TUCSON SAINT MARY'S SUITE HOSPITALITY L.L.C.

By: ______________________________
JAMES F. WIRTH, Manager of TUCSON SAINT MARY'S SUITE HOSPITALITY L.L.C.

RRF LIMITED PARTNERSHIP, A DELAWARE LIMITED PARTNERSHIP, Managing Member of TUCSON SAINT MARY'S SUITE HOSPITALITY L.L.C.

INNSUITES HOSPITALITY TRUST, General Partner of RRF LIMITED PARTNERSHIP, A DELAWARE LIMITED PARTNERSHIP

By: ______________________________
JAMES F. WIRTH, CEO of INNSUITES HOSPITALITY TRUST

LENDER:

HANMI BANK

X______________________________
Authorized Signer

ACKNOWLEDGMENT BY GUARANTOR

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$4,745,649.18	01-28-2008	10-28-2015	2684863	170 / 1472	164715	2064	

References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "****" has been omitted due to text length limitations.

Borrower: TUCSON SAINT MARY'S SUITE HOSPITALITY L.L.C.
1615 E. NORTHERN AVENUE, SUITE 102
PHOENIX, AZ 85020

Lender: HANMI BANK
VERMONT OFFICE
933 S. VERMONT AVE.
LOS ANGELES, CA 90006

This ACKNOWLEDGMENT BY GUARANTOR is attached to and by this reference is made a part of the Change In Terms Agreement, dated August 11, 2015, and executed in connection with a loan or other financial accommodations between HANMI BANK and TUCSON SAINT MARY'S SUITE HOSPITALITY L.L.C.

GUARANTOR:

X___________________________
JAMES F. WIRTH

INNSUITES HOSPITALITY TRUST

BY:___________________________
JAMES F. WIRTH, CEO OF INNSUITES HOSPITALITY TRUST

RRF LIMITED PARTNERSHIP, A DELAWARE LIMITED PARTNERSHIP

INNSUITES HOSPITALITY TRUST, GENERAL PARTNER OF RRF LIMITED PARTNERSHIP, A DELAWARE LIMITED PARTNERSHIP

BY:___________________________
JAMES F. WIRTH, CEO OF INNSUITES HOSPITALITY TRUST

THIS ACKNOWLEDGMENT BY GUARANTOR IS EXECUTED ON AUGUST 11, 2015.

BORROWER:

TUCSON SAINT MARY'S SUITE HOSPITALITY L.L.C.

By:___________________________
JAMES F. WIRTH, Manager of TUCSON SAINT MARY'S SUITE HOSPITALITY L.L.C.

RRF LIMITED PARTNERSHIP, A DELAWARE LIMITED PARTNERSHIP, Managing Member of TUCSON SAINT MARY'S SUITE HOSPITALITY L.L.C.

INNSUITES HOSPITALITY TRUST, General Partner of RRF LIMITED PARTNERSHIP, A DELAWARE LIMITED PARTNERSHIP

By:___________________________
JAMES F. WIRTH, CEO of INNSUITES HOSPITALITY TRUST